                                   AMENDMENT 3

                                       TO

                              EMPLOYMENT AGREEMENT

        THIS AMENDMENT dated as of April 4, 1996 to EMPLOYMENT AGREEMENT dated as of August 1, 1994 between DANSKIN, INC ("Employer") and BEVERLY EICHEL ("Employee) (the "Employment Agreement):

        NOW, THEREFORE, in consideration of the premises of such Employment Agreement and the covenants contained therein, and other good and valuable consideration, the Employer and Employee hereby agree to amend the Employment Agreement in the following respects:

Paragraph 1.02 of the Employment Agreement is hereby amended in its entirety so as to read as follows:

               "1.02 Position. The Employee is employed to be and serve as Executive Vice President and Chief Financial Officer reporting to the Chief Executive Officer.

Paragraph 2.01 of the Employment Agreement is hereby amended as follows:

               Replace Vice President and Chief Financial Officer with Executive Vice President and Chief Financial Officer.

Paragraph 4.04(c) of the Employment Agreement is hereby amended in its entirety so as to read as follows:

               (c) For purposes of this Agreement, a "resignation following a change of control" occurs when, within twenty-four (24) months following a change of control as defined herein, the Employee determines in good faith that her business objectives and philosophy are incompatible with those of the Employer and such incompatibility is likely to interfere with the performance of the Employee's duties hereunder, and, within that twenty-four (24) month period, the aEmployee, by written notice to the Employer, resigns her employment with the Employer.

        IN WITNESS WHEREOF, the parties have executed this Amendment _____ as of the date first written above.

For the Employer:
DANSKIN, INC.                                        Attest:

By:_______________________________                   __________________________
   Mary Ann Domuracki                                Lynn Golubchik
   Chief Executive Officer                           Assistant Secretary

For the Employee

__________________________________
Beverly Eichel